                            PARADIGM TECHNOLOGY, INC.
                             1994 STOCK OPTION PLAN


               (Amended and Restated Effective as of May 2, 1996)

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SECTION 1.            ESTABLISHMENT AND PURPOSE.............................1

SECTION 2.            DEFINITIONS...........................................1
            (a)       Board of Directors....................................1
            (b)       Change in Control.....................................1
            (c)       Code..................................................2
            (d)       Committee.............................................2
            (e)       Company...............................................2
            (f)       Employee..............................................2
            (g)       Exchange Act..........................................2
            (h)       Exercise Price........................................2
            (i)       Fair Market Value.....................................2
            (j)       ISO...................................................2
            (k)       Nonstatutory Option...................................2
            (l)       Option................................................3
            (m)       Optionee..............................................3
            (n)       Outside Director......................................3
            (o)       Plan..................................................3
            (p)       Service...............................................3
            (q)       Share.................................................3
            (r)       Stock.................................................3
            (s)       Stock Option Agreement................................3
            (t)       Subsidiary............................................3
            (u)       Total and Permanent Disability........................3

SECTION 3.            ADMINISTRATION........................................3
            (a)       Committee Procedures..................................3
            (b)       Committee Responsibilities............................3

SECTION 4.            ELIGIBILITY...........................................5
            (a)       General Rule..........................................5
            (b)       Outside Directors.....................................5
            (c)       Limitation On Grants..................................6
            (d)       Ten-Percent Shareholders..............................6
            (e)       Attribution Rules.....................................6
            (f)       Outstanding Stock.....................................6

SECTION 5.            STOCK SUBJECT TO PLAN.................................6
            (a)       Basic Limitation......................................6
            (b)       Additional Shares.....................................7

SECTION 6.            TERMS AND CONDITIONS OF OPTIONS........................7
            (a)       Stock Option Agreement.................................7
            (b)       Number of Shares.......................................7
            (c)       Exercise Price.........................................7
            (d)       Withholding Taxes......................................7
            (e)       Exercisability and Term................................7
            (f)       Nontransferability.....................................7
            (g)       Exercise of Options Upon Termination of Service........8
            (h)       No Rights as a Stockholder.............................8
            (i)       Modification, Extension and Renewal of Options.........8
            (j)       Restrictions on Transfer of Shares.....................8

SECTION 7.            PAYMENT FOR SHARES.....................................8
            (a)       General Rule...........................................8
            (b)       Surrender of Stock.....................................8
            (c)       Cashless Exercise......................................8

SECTION 8.            ADJUSTMENT OF SHARES...................................9
            (a)       General................................................9
            (b)       Reorganizations........................................9
            (c)       Reservation of Rights..................................9

SECTION 9.            LEGAL AND REGULATORY REQUIREMENTS......................9

SECTION 10.           NO EMPLOYMENT RIGHTS..................................10

SECTION 11.           DURATION AND AMENDMENTS...............................10
            (a)       Term of the Plan......................................10
            (b)       Right to Amend or Terminate the Plan..................10
            (c)       Effect of Amendment or Termination....................10

SECTION 12.           EXECUTION.............................................11

                            PARADIGM TECHNOLOGY, INC.
                             1994 STOCK OPTION PLAN

               (Amended and Restated Effective as of May 2, 1996)


SECTION 1.  ESTABLISHMENT AND PURPOSE.
            -------------------------

     The Plan was established in 1994 to offer selected employees and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Code section 422.

     The Plan is being amended and restated to add an additional 300,000 shares for the grant of options to employees who are not subject to Section 16 of the Exchange Act with respect to transactions in the Company's securities.


SECTION 2.  DEFINITIONS.
            -----------

     (a) "Board of Directors" shall mean the Board of Directors of the Company,
          ------------------
as constituted from time to time.

     (b) "Change in Control" means the occurrence of either of the following
          -----------------
events:

          (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) Had been directors of the Company 24 months prior to such change; or

               (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company. For purposes of this Subsection (ii), the term "person" shall not include an employee benefit plan maintained by the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.
          ----

     (d) "Committee" shall mean the committee designated by the Board of
          ---------
Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options or other rights under the Plan to persons who are subject to Section 16 of the Exchange Act.

     (e) "Company" shall mean Paradigm Technology, Inc., a Delaware corporation.
          -------

     (f) "Employee" shall mean (i) any individual who is a common-law employee
          --------
of the Company or of a Subsidiary, (ii) a member of the Board of Directors and
(iii) an independent contractor or advisor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as an independent contractor or advisor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
          ------------
amended.

     (h) "Exercise Price" shall mean the amount for which one Share may be
          --------------
purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (i) "Fair Market Value" shall mean (i) the closing price of a Share on the
          -----------------
principal exchange which the Shares are trading, on the first trading day immediately preceding the date on which the Fair Market Value is determined, or
(ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price on the first trading day immediately preceding the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (j) "ISO" shall mean an employee incentive stock option described in Code
          ---
section 422.

     (k) "Nonstatutory Option" shall mean an employee stock option that is not
          -------------------
an ISO.

     (l) "Option" shall mean an ISO or Nonstatutory Option granted under the
          ------
Plan and entitling the holder to purchase Shares.

     (m) "Optionee" shall mean an individual who holds an Option.
          --------

     (n) "Outside Director" shall mean a member of the Board of Directors who is
          ----------------
not a common-law employee of the Company or of a Subsidiary.

     (o) "Plan" shall mean this Paradigm Technology, Inc. 1994 Stock Plan, as
          ----
amended from time to time.

     (p) "Service" shall mean service as an Employee.
          -------

     (q) "Share" shall mean one share of Stock, as adjusted in accordance with
          -----
Section 8 (if applicable).

     (r) "Stock" shall mean the Common Stock of the Company.
          -----

     (s) "Stock Option Agreement" shall mean the agreement between the Company
          ----------------------
and an Optionee which contains the terms, conditions and restrictions pertaining to his Option.

     (t) "Subsidiary" shall mean any corporation, if the Company and/or one or
          ----------
more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (u) "Total and Permanent Disability" shall mean that the Optionee is unable
          ------------------------------
to work. Total and Permanent Disability shall be determined by the Company in accordance with its Long Term Disability Plan.


SECTION 3.  ADMINISTRATION.
            --------------

     (a) Committee Procedures. The Board of Directors shall designate one of the
         --------------------
members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (b) Committee Responsibilities. Subject to the provisions of the Plan, the
         --------------------------
Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Options are to be granted under the Plan;

          (v) To select the Optionees;

          (vi) To determine the number of Shares to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

          (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration;

          (x) To determine the disposition of each Option under the Plan in the event of an Optionee's divorce or dissolution of marriage;

          (xi) To determine whether Options under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Stock Option Agreement; and

          (xiii) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Option to acquire Shares under the Plan.

SECTION 4.  ELIGIBILITY.
            -----------

     (a) General Rule. Only Employees shall be eligible for designation as
         ------------
Optionees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b) Outside Directors. Any other provision of the Plan notwithstanding, the
         -----------------
participation of Outside Directors in the Plan shall be subject to the following restrictions:

          (i) Outside Directors shall only be eligible for the grant of Nonstatutory Options as described in this Section 4(b).

          (ii) Upon the conclusion of each regular annual meeting of the Company's shareholders following the initial public offering, each Outside Director who will continue serving as a member of the Board thereafter shall receive a Nonstatutory Option to purchase 3,125 Shares (subject to adjustment under Section 8). All such Nonstatutory Options shall vest and become exercisable at the rate of 25% upon each one-year anniversary of the date the option is granted to the Outside Director.

          (iii) Each Outside Director who is appointed an Outside Director following the initial public offering shall automatically be granted a Nonstatutory Option to purchase 12,500 Shares (subject to adjustment under Section 8) as a result of their appointment as an Outside Director. Upon the conclusion of each regular annual meeting of the Company's shareholders following the annual meeting at which they were appointed, each Outside Director who will continue serving as a member of the Board thereafter shall receive a Nonstatutory Option to purchase 3,125 Shares (subject to adjustment under Section 8). All such Nonstatutory Options shall vest and become exercisable at the rate of 25% upon each one-year anniversary of the date the option is granted to the Outside Director.

          (iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall also become exercisable in full in the event of (A) the termination of such Outside Director's service because of death or Total and Permanent Disability or (B) a Change in Control of the Company.

          (v) Subject to (ii) above, the Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Sections 7(a), (b) and (c).

          (vi) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant of such Nonstatutory Options, (B) the date 90 days after the termination of such Outside Director's service for any reason other than death,

     Total and Permanent Disability or voluntary retirement as an Outside Director at or after the age of 60, or (C) the date 12 months after the termination of such Outside Director's service because of death, Total and Permanent Disability or voluntary retirement as an Outside Director at or after the age of 60.

     (c) Limitation On Grants. No Employee shall be granted Options to purchase
         --------------------
Shares during any fiscal year covering in excess 200,000 Shares.

     (d) Ten-Percent Shareholders. An Employee who owns more than 10 percent of
         ------------------------
the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Code section 422(c)(5).

     (e) Attribution Rules. For purposes of Subsection (d) above, in determining
         -----------------
stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

     (f) Outstanding Stock. For purposes of Subsection (d) above, "outstanding
         -----------------
stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.


SECTION 5.  STOCK SUBJECT TO PLAN.
            ---------------------

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but
         ----------------
unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan upon exercise of Options shall not exceed 1,300,000 Shares provided, however, the 300,000 shares added by this restatement may not be granted to employees who are subject to Section 16 of the Exchange Act at the time of grant. The Company shall reserve an additional 150,000 Shares exclusively for grants of Options to Outside Directors described in Section 4(b). On each January 1 for the remaining term of the Plan, the aggregate number of Shares which may be issued under the Plan to individuals other than Outside Directors shall be increased by a number of Shares equal to 3.0 percent of the total number of Shares of the Common Stock of the Company outstanding at the end of the most recently concluded calendar year. Any Shares that have been reserved but not issued as Shares or Options during any calendar year shall remain available for grant during any subsequent calendar year. Notwithstanding the foregoing, no more than 2,000,000 Shares shall be available for the grant of ISOs for the remaining term of the Plan. The aggregate number of Shares which may be issued under the Plan shall at all times be subject to adjustment pursuant to Section 8. The number of Shares which are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option for any
         -----------------
reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.
            -------------------------------

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be
         ----------------------
evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number
         ----------------
of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise
         --------------
Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(d). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Sections 7(a), (b) and
(c).

     (d) Withholding Taxes. As a condition to the exercise of an Option, the
         -----------------
Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e) Exercisability and Term. Each Stock Option Agreement shall specify the
         -----------------------
date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in
Section 4(d). Subject to the preceding three sentences, the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

     (f) Nontransferability. During an Optionee's lifetime, his Option(s) shall
         ------------------
be exercisable only by him and shall not be transferable, unless the Option agreement otherwise provides. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will, beneficiary designation or by the laws of descent and distribution.

     (g) Exercise of Options Upon Termination of Service. Each Stock Option
         -----------------------------------------------
Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by beneficiary designation, bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

     (h) No Rights as a Stockholder. An Optionee, or a transferee of an
         --------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 8.

     (i) Modification, Extension and Renewal of Options. Within the limitations
         ----------------------------------------------
of the Plan, the Committee may cancel, modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his rights or increase his obligations under such Option.

         (j) Restrictions on Transfer of Shares. Any Shares issued upon exercise
             ----------------------------------
of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.


SECTION 7.  PAYMENT FOR SHARES.
            ------------------

         (a) General Rule. The entire  Exercise Price of Shares issued under the
             ------------
Plan shall be payable in lawful money of the United States of America at the time when such options are exercised, except as provided in Subsections (b) and
(c) below.

         (b) Surrender of Stock. To the extent that a Stock Option  Agreement so
             ------------------
provides, payment may be made all or in part with Shares which have already been owned by the Optionee or his representative for more than the maximum number of months required by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

         (c) Cashless  Exercise.  To the extent that a Stock Option Agreement so
             ------------------
provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 8.  ADJUSTMENT OF SHARES.
            --------------------

     (a) General. In the event of a subdivision of the outstanding Stock, a
         -------
declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

     (b) Reorganizations. In the event that the Company is a party to a merger
         ---------------
or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is a surviving corporation); provided, however, that if assumption or continuation of the outstanding Options is not provided by such agreement then the Committee shall have the option of offering the payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, in all cases without the Optionees' consent.

     (c) Reservation of Rights. Except as provided in this Section 8, an
         ---------------------
Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


SECTION 9.  LEGAL AND REGULATORY REQUIREMENTS.
            ---------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 10.  NO EMPLOYMENT RIGHTS.
             --------------------

     No provision of the Plan, nor any Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.


SECTION 11.  DURATION AND AMENDMENTS.
             -----------------------

     (a) Term of the Plan. The amended and restated Plan, as set forth herein,
         ----------------
shall become effective as of the date first set forth above, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve this amended and restated Plan within 12 months of its adoption by the Board of Directors, the Plan as in effect prior to this amendment and restatement shall continue in effect, and any additional Option grants shall be deemed made pursuant to the terms of the Plan as in effect prior to this amendment and restatement. The Plan shall terminate automatically 10 years after its original adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend
         ------------------------------------
the Plan at any time and from time to time except that the provisions of Section 4(b) relating to the amount, price and timing of the Option grants to Outside Directors shall not be amended more than once in any six-month period after the Plan becomes effective, except as may be required by the Code or ERISA. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold
         ----------------------------------
under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12.  EXECUTION.
             ---------

     To record the adoption of the amended and restated Plan by the Board of Directors effective as of the date first set forth above, the Company has caused its authorized officer to execute the same.

                                        PARADIGM TECHNOLOGY, INC.



                                        By   /S/ Robert C. McClelland
                                           ------------------------------------

                                        Its  CFO/V.R. Finance 5/2/96